 As filed with the Securities and Exchange Commission on November 2, 1995

                                              1933 Act Registration No. 33-39659
                                              1940 Act Registration No. 811-6292

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [  X  ]
                                                           -----

     Pre-Effective Amendment No.______                    [_____]

     Post-Effective Amendment No. 12                      [  X  ]
                                 ----                      -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                               [  X  ]
                                                           -----
     Amendment No.  13
                   ----

                       (Check appropriate box or boxes.)

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                   Copies to:

                             ARTHUR J. BROWN, ESQ.
                            RICHARD C. MILLER, ESQ.
                           Kirkpatrick & Lockhart LLP
                            South Lobby - 9th Floor
                              1800 M Street, N.W.
                          Washington, D.C.  20036-5891
                            Telephone (202) 778-9000

It is proposed that this filing will become effective:

_____     Immediately upon filing pursuant to Rule 485(b)
_____     On ___________________ pursuant to Rule 485(b)
__X__     60 days after filing pursuant to Rule 485(a)(i)
_____     On ___________________ pursuant to Rule 485(a)(i)
_____     75 days after filing pursuant to Rule 485(a)(ii)
_____     On ___________________ pursuant to Rule 485(a)(ii)

  Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's fiscal year ended August 31, 1994 was filed on October 30, 1995.

                         PaineWebber Global Equity Fund
                         ------------------------------

                       Contents of Registration Statement
                       ----------------------------------


  This registration statement consists of the following papers and documents:

  . Cover Sheet

  . Contents of Registration Statement

  . Cross Reference Sheets

  . PaineWebber Global Equity Fund - Class A, B and C Shares
    --------------------------------------------------------

       Part A - Prospectus

       Part B - Statement of Additional Information

  . Part C - Other Information

  . Signature Page

  . Exhibits

                         PAINEWEBBER GLOBAL EQUITY FUND

                            Class A, B and C Shares

                        Form N-lA Cross Reference Sheet

     Part A Item No.
     and Caption                      Prospectus Caption
     -------------------------------  ----------------------------
 1.  Cover Page.....................  Cover Page

 2.  Synopsis.......................  Expense Table

 3.  Condensed Financial
     Information....................  Financial Highlights; Past
                                      Performance

 4.  General Description of
     Registrant.....................  The Fund at a Glance; Investment
                                      Objective and Policies;
                                      Investment Philosophy and
                                      Process; The Fund's
                                      Investments; General
                                      Information

 5.  Management of the Fund.........  Management; General
                                      Information

 6.  Capital Stock and Other
     Securities.....................  Cover Page; Flexible
                                      Pricing; Dividends and
                                      Taxes; General Information

 7.  Purchase of Securities Being
     Offered........................  How to Buy Shares; Other
                                      Services; Determining the
                                      Shares' Net Asset Value

 8.  Redemption or Repurchase.......  Redemptions; Other Services

 9.  Pending Legal Proceedings......  Not Applicable

     Part B Item No.                  Statement of Additional
     and Caption                      Information Caption
     -------------------------------  ----------------------------
10.  Cover Page.....................  Cover Page

11.  Table of Contents..............  Table of Contents

12.  General Information and
     History........................  Other Information

13.  Investment Objectives and
     Policies.......................  Investment Policies and
                                      Restrictions; Hedging
                                      Strategies; Portfolio
                                      Transactions

14.  Management of the Fund.........  Trustees and Officers

15.  Control Persons and Principal
     Holders of Securities..........  Trustees and Officers

16.  Investment Advisory and Other
     Services.......................  Investment Advisory and
                                      Distribution Arrangements;
                                      Other Information

17.  Brokerage Allocation...........  Portfolio Transactions

18.  Capital Stock and Other
     Securities.....................  Conversion of Class B
                                      Shares; Other Information

19.  Purchase, Redemption and
     Pricing of Securities Being
     Offered........................  Reduced Sales Charges,
                                      Additional Exchange and
                                      Redemption Information and
                                      Other Services; Valuation
                                      of Shares

20.  Tax Status.....................  Taxes

21.  Underwriters...................  Investment Advisory and
                                      Distribution Arrangements

22.  Calculation of Performance
     Data...........................  Performance Information

23.  Financial Statements...........  Financial Statements


  Part C
  ------

       Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                 PAINEWEBBER
                              GLOBAL EQUITY FUND

               1285 Avenue of the Americas, New York, NY  10019

                                  PROSPECTUS

                                  Date, 1995
                                  ----

  PaineWebber Global Equity Fund is designed for investors who want to expand their investment horizons by investing their assets internationally, as well as in the United States. The Fund's investment objective is long-term growth of capital, which the Fund attempts to achieve by investing principally in global stocks.

 This Prospectus concisely sets forth information that a prospective investor should know about the Fund before investing. Please retain a copy of this
                       Prospectus for future reference.

  A Statement of Additional Information dated [Date] has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive, PaineWebber's correspondent firms or by calling toll-free
                                1-800-647-1568.


 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PAINEWEBBER GLOBAL EQUITY FUND


                             THE FUND AT A GLANCE

GOAL: The goal of PaineWebber Global Equity Fund ("Fund") is to increase the value of your investment by investing in stocks of U.S. and foreign companies. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

INVESTMENT OBJECTIVE: Long-term growth of capital.

RISKS: Stock prices rise and fall. Stocks of foreign companies may fluctuate more than those of U.S. companies and are subject to changes in currency values. Investors may lose money by investing in the Fund; the investment is not guaranteed.

MANAGEMENT: Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated, is the investment adviser and administrator of the Fund. Mitchell Hutchins has appointed GE Investment Management Incorporated ("GE Investment Management") as the
Fund's investment sub-adviser.

MINIMUM INVESTMENT: To open an account, investors need $1,000; to add to an account, investors need only $100.

SIZE: On ____________, 1995, the Fund had over $______in assets.


WHO SHOULD INVEST

The Fund is for investors who want long-term growth of their investments.
The Fund seeks to achieve this by investing in stocks of U.S. and foreign companies. Over time, foreign stocks have shown greater growth potential than many other types of securities. However, because the value of foreign stocks tends to fluctuate more than that of U.S. stocks, investors must be willing to ride out day-to-day fluctuations in the value of the Fund's investments.

These fluctuations may be caused by events affecting the company's business, as well as market conditions, currency fluctuations, interest rate changes, liquidity concerns, and changes in economic, political and social conditions.

When selling shares, investors may get more or less for their shares than they originally paid for them. Investors should use the Fund only as a part of their entire investment portfolio. Some common reasons to invest in this Fund are to finance a child's college education, plan for retirement or diversify a portfolio.



TABLE OF CONTENTS

The Fund at a Glance                       page
                                                ---
Expense Table
                                                ---
Financial Highlights
                                                ---
Investment Objective & Policies
                                                ---
Investment Philosophy & Process
                                                ---
Performance
                                                ---
The Fund's Investments
                                                ---
Flexible Pricing SM
                                                ---
How to Buy Shares
                                                ---
Redemptions
                                                ---
Other Services
                                                ---
Management
                                                ---
Determining the Shares' Net Asset Value
                                                ---
Dividends & Taxes
                                                ---
General Information
                                                ---

              ..................................................

Prospectus                                                                page 2

                        PAINEWEBBER GLOBAL EQUITY FUND


How to Purchase Fund Shares

Investors may select among these classes of shares:

CLASS A SHARES
The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order.

Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES
The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order.

Investors do not pay an initial sales charge when they buy Class B shares. 100% of their purchase is immediately invested. Class B shares have higher ongoing expenses than Class A shares.

Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their shares within six years.

After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES
The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order.

Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses they pay for Class C shares are higher than for Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of the purchase date. Class C shares never convert to any other Class of shares.


THE PAINEWEBBER FAMILY OF FUNDS

The PaineWebber Family of Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. PaineWebber Global Equity Fund is in the Global category.

 . Money Market Funds for income and stability by investing in high-quality, short term investments.

 .  Bond Funds for income by investing mainly in bonds.

 . Municipal Bond Funds for income exempt from federal income taxes and, in some cases, state and local income taxes, by investing in municipal bonds.

 . Balanced Funds for long-term growth and income by investing in stock and bonds.

 .  Growth Funds for long-term growth by investing mainly in stocks.

 . Global Funds for long-term growth by investing mainly in foreign stocks or high current income by investing in global bonds.


A complete listing of the PaineWebber Family of Funds is found on the back cover of this prospectus.

              ..................................................

Prospectus                                                                page 3

                        PAINEWEBBER GLOBAL EQUITY FUND


The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund. Expenses shown below for Class A and Class C shares represent those incurred for the fiscal year ended August 31, 1995. Expenses for Class B shares are based on estimates, as they commenced operations on August 25, 1995.

                                 EXPENSE TABLE

SHAREHOLDER TRANSACTION EXPENSES                                                      Class A Class B Class C
Maximum Sales Charge on Purchases of Shares (as a percentage of offering price)         4.50%   None    None
Sales Charge on Reinvested Dividends (as a percentage of offering price)                None    None    None
Maximum Contingent Deferred Sales Charge (as a percentage of redemption proceeds)       None     5%      1%
Exchange Fee                                                                            None    None    None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees                                                                         0.85%   0.85%   0.85%
12b-1 Fees                                                                              0.25    1.00    1.00
Other Expenses                                                                          0.XX    0.XX    0.XX
                                                                                        ----    -----   ----
Total Fund Operating Expenses                                                           X.XX%   X.XX%   X.XX%
                                                                                        ====    ====    ====

CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to a sales charge. However, if such shares are sold within one year after purchase, a contingent deferred sales charge of 1% is imposed on the sale.

CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

CLASS C SHARES: A contingent deferred sales charge of 1% will be applied to sales of shares within one year of purchase.

The management fee payable to Mitchell Hutchins is greater than those paid by most funds. 12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                        Class A   Class B   Class C
12b-1 service fees                        0.25%    0.25%     0.25%
12b-1 distribution fees                   0.00     0.75      0.75

For more information, see "Management" and "Purchases."

EXAMPLE OF EFFECT OF FUND EXPENSES

The following example should assist investors in understanding various costs and expenses incurred as shareholders of the Fund. The assumed 5% annual return shown in the example is required by regulations of the Securities and Exchange Commission applicable to all mutual funds. The example should not be considered to be a representation of past or future expenses. Actual expenses of the Fund may be more or less than those shown. An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in the Fund, assuming a 5% annual return.

EXAMPLE                                                 1 Year  3 Years  5 Years  10 Years
Class A                                                    $XX     $XX     $XXX    $XXX
Class B (Assuming sale of all shares at end of period)     $XX     $XX     $XXX    $XXX
Class B (Assuming no sale of shares)                       $XX     $XX     $XXX    $XXX
Class C (Assuming sale of all shares at end of period)     $XX     $XX     $XXX    $XXX
Class C (Assuming no sale of shares)                       $XX     $XX     $XXX    $XXX

Assumptions Made in the Example

    . Class A shares: Deduction of the maximum 4.5% initial sales charge at the time of purchase.

    . Class B shares: Deduction of the maximum applicable contingent deferred sales charge at the time of redemption, which declines over a period of six years. Ten-year figures assume that Class B Shares convert to Class A Shares at the end of the sixth year.

    . Class C shares: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.


              ..................................................

PROSPECTUS                                                                PAGE 4

                        PAINEWEBBER GLOBAL EQUITY FUND


                             FINANCIAL HIGHLIGHTS

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods. The financial information for the year ended August 31, 1995, has been audited by Ernst & Young LLP, independent auditors. The financial information for the prior years was audited by another independent accounting firm. This information is supplemented by the financial statements for the fiscal year ended August 31, 1995 and the report of independent auditors appearing in the Fund's Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

                                                                                        Class A
                                                                                                       For the period
                                                                For the Year Ended Aug. 31,        Nov. 14, 1991+ to Aug. 31,
                                                               1995         1994         1993                 1992
Net asset value, beginning of period                          $16.98       $14.55       $12.87               $12.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                 0.01         0.03                 0.09
Net realized and unrealized gains (losses) from investment
  and foreign currency activities                                            2.63         1.89                 0.78
Total from investment operations                                             2.64         1.92                 0.87
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                          --        (0.08)                 --
Net realized gain (loss) on investment transactions                          (0.21)      (0.16)                 --
Total dividends and distributions                                            (0.21)      (0.24)                 --
Net asset value, end of period                                              $16.98      $14.55               $12.87
Total investment return(1)                                                   18.23%      15.24%               7.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                          $185,493    $156,451            $113,070
Ratios of expenses to average net assets                                      1.58%       1.53%               1.68%*
Ratio of net investment income (loss) to average net
  assets                                                                      0.07%       0.22%               0.93%*
Portfolio turnover rate                                                      50.73%      56.35%               30.32%

*       Annualized.
+       Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges. The results of Class A shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

              ..................................................

PROSPECTUS                                                                PAGE 5

                        PAINEWEBBER GLOBAL EQUITY FUND


                             FINANCIAL HIGHLIGHTS

                                                                                              Class B
                                                                           For the Period August 25, 1995+ to August 31,1995

Net asset value, beginning of period                                                         $
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)
Net realized and unrealized gains (losses) from investment
  and foreign currency activities
Total from investment operations
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        --
Net realized gain (loss) on investment transactions                                          --
Total distributions                                                                          --
Net asset value, end of period                                                               $
Total investment return(1)                                                                   %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $
Ratios of expenses to average net assets                                                     %*
Ratio of net investment income (loss)
  to average net assets                                                                      %*
PORTFOLIO TURNOVER RATE                                                                      %



                                                                            Class C
                                                                                                             For the period
                                                                     For the Years Ended Aug. 31,       May 10, 1993+ to Aug. 31,
                                                                     1995                    1994              1993

Net asset value, beginning of period                                 $16.81                  $14.52            $13.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                 (0.07)            (0.02)
Net realized and unrealized gains (losses) from investment
  and foreign currency activities                                                            2.57              0.74
Total from investment operations                                                             2.5               0.72
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                        --                --
Net realized gain (loss) on investment transactions                                          (0.21)            --
Total dividends and distributions                                                            (0.21)            --
Net asset value, end of period                                                               $16.81            $14.52
Total investment return(1)                                                                   17.29%            5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                                            $31,837           $10,807
Ratios of expenses to average net assets                                                     2.33%             2.28%*
Ratio of net investment income (loss) to average net assets                                  (0.68)%           (0.53)%
PORTFOLIO TURNOVER RATE                                                                      50.73%            56.35%


*       Annualized.     +  Commencement of offering of shares.

(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.


              ..................................................

PROSPECTUS                                                                PAGE 6

                        PAINEWEBBER GLOBAL EQUITY FUND

                             INVESTMENT OBJECTIVE
                                  & POLICIES

PaineWebber Global Equity Fund's investment objective is long-term growth of capital. The Fund attempts to achieve this goal by investing primarily in stocks issued by companies in foreign countries, as well as in the United States. As with any mutual fund, no assurance can be given that the Fund will achieve its investment objective.

The International Equity Team at GE Investment Management selects stocks issued by companies located in developed and developing countries throughout the world. The Fund normally invests in at least three countries, one of which is typically the United States. The Fund normally invests at least 65% of its total assets in stocks of foreign and U.S. companies.

When the International Equity Team believes it is consistent with the Fund's investment objective of long-term growth of capital, the Fund may invest up to 35% of its total assets in investment grade bonds issued by corporate or governmental entities. The bonds in which the Fund invests have maturities no longer than seven years.

Under normal circumstances, at least 80% of the Fund's total assets will be invested in stocks or bonds of issuers in countries represented in the Morgan Stanley Capital International World Index. This is a well-known index that reflects developed and developing markets throughout the world.

When the International Equity Team considers market, economic, political or currency conditions abroad to be unstable, the Fund may invest all or a significant portion of its assets in securities of U.S. and Canadian issuers or assume a temporary or defensive posture by holding cash or short-term money market investments.



                            INVESTMENT PHILOSOPHY
                                   & PROCESS

In selecting stocks for the Fund, the International Equity Team searches for growth companies selling at reasonable prices, with an emphasis on undervalued medium- to large-size growth companies and companies with a global presence.

The investment process employed by the International Equity Team involves several steps. First, the International Equity Team carefully screens a universe of thousands of global stocks by comparing each company's price-to-earnings ratio with its long-term growth. This evaluation helps eliminate companies whose stock prices are too expensive, typically resulting in a list of several hundred stocks.

Next, this smaller group of stocks is rigorously analyzed by the International Equity Team's experienced investment professionals. This step, which is designed to determine whether a stock's price reflects its true value and whether the market may eventually recognize the stock's value, reduces the universe to fewer stocks.

Finally, the International Equity Team looks for a catalyst (such as new management, new products or changing industry dynamics) that might cause the market to realize that a stock is undervalued. This process typically results in less than 100 stocks that the International Equity Team will buy for the Fund's portfolio. The strength of the Team's conviction about each company is part of what determines the size of each holding. The stock of a single company will generally represent no more than three percent of the Fund's total portfolio, but it could.

The International Equity Team regularly reviews the stocks held in the Fund's portfolio to assess risks, such as stability in the political and economic conditions of underlying countries, fluctuations in currency rates, liquidity, changes in company earnings, and other relevant factors.

              ..................................................

PROSPECTUS                                                                PAGE 7

                        PAINEWEBBER GLOBAL EQUITY FUND



                                  PERFORMANCE

Here are the total returns for the Fund. Class A shares commenced operations on November 14, 1991, Class B shares on August 25, 1995 and Class C shares on May 10, 1993.




PW GLOBAL EQUITY FUND



    [GRAPHIC/CHART]



Sales charges have not been deducted from the results shown above. Returns would be lower if sales charges were deducted. Past results are not a guarantee of future results. The 1991 return for Class A shares represents the period from November 14, 1991 through December 31, 1991. The 1993 return for Class C shares represents the period from May 10, 1993 through December 31, 1993. The 1995 return represents the year-to-date period ended ___________.

AVERAGE ANNUAL RETURNS

As of ________________


                               Class A Shares   Class B Shares  Class C Shares
Inception Date                     11/14/91        8/25/95           5/10/93
One Year
  Without sales charges              XX.XX%          N/A              XX.XX%
  After deducting sales charges      XX.XX%          N/A              XX.XX%

Life
  Without sales charges              XX.XX%         XX.XX%            XX.XX%
  After deducting sales charges      XX.XX%         XX.XX%            XX.XX%


PERFORMANCE INFORMATION

The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Fund reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B and Class C shares of the Fund reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

Total return information reflects past performance and does not necessarily indicate future results. The investment return and principal value of the Fund shares will fluctuate. The amount investors receive when selling shares may be more or less than they paid. Further information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

              ..................................................

PROSPECTUS                                                                PAGE 8

                        PAINEWEBBER GLOBAL EQUITY FUND


                            THE FUND'S INVESTMENTS

STOCKS include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes, and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. While past performance does not guarantee future results, common stocks historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred stocks, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.


RISKS

Stock and bond prices rise and fall; thus, an investment in the Fund is not guaranteed. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment. Investing outside the United States involves additional risks. Following is a discussion of these and other risks.

FOREIGN SECURITIES. Investing in securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of foreign investing frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

Normally, the Fund's portfolio will include securities issued by companies located in many developed and developing foreign countries. However, the Fund can invest in companies from as few as three countries, all of which may be developing countries.

INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Developing countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in developing countries may also result in a lack of liquidity and in price volatility.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the Fund's foreign investments. The Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. government, foreign governments or central banks, the imposition of currency controls or other political developments inside and outside the United States.

              ..................................................

PROSPECTUS                                                                PAGE 9

                        PAINEWEBBER GLOBAL EQUITY FUND


COUNTERPARTIES. The Fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, GE Investment Management, subject to the supervision of the Board of Trustees, monitors and evaluates the creditworthiness of the parties with which the Fund does business.

BOND RATINGS. The bonds in which the Fund may invest must be rated investment grade. Investment grade quality means that the securities are rated within the four highest categories by Standard & Poor's or Moody's Investors Service, Inc. The fourth highest category (BBB by S&P or Baa by Moody's) includes securities which have speculative features in the opinions of the rating agencies. The Fund may invest in unrated securities if GE Investment Management deems them to be of comparable quality.

Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the volatility of the security's value or its liquidity. There is a risk that bonds will be downgraded by rating agencies. The rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

INTEREST RATE AND CREDIT RISKS. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Fund's bond investments. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. Adverse changes in economic conditions can affect an issuer's ability to pay principal and interest.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING STRATEGIES. The Fund may use certain strategies designed to adjust the overall risk of its portfolio of investments. These "hedging" strategies involve derivative contracts, including options (on securities, foreign currencies, futures and stock indexes), futures contracts (on foreign currencies, stock indexes and interest rates), and forward currency contracts. In addition, new financial products and risk management techniques continue to be developed and may be used if consistent with the Fund's investment objective and policies. The Statement of Additional Information contains further information on these strategies.

The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If GE Investment Management is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 .   the fact that the skills needed to use hedging instruments are different from those needed to select the Fund's securities,

 .   the possibility of imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the securities or currencies being hedged,

 .   possible constraints placed on the Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain "cover" or to segregate securities, and

 .   the possibility that the Fund is unable to close out or liquidate its hedged position.


LENDING PORTFOLIO SECURITIES. The Fund may lend its securities to qualified U.S. and foreign brokers, dealers and banks in an amount up to 30% of the Fund's total assets taken at market value. The Fund's loans of securities will be collateralized in an amount at least equal to the current market value of the loaned securities. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities.

OTHER INFORMATION. The Fund may invest up to 10% of its net assets in illiquid securities. Up to 5% of these securities may be securities whose sale is restricted under the federal securities laws. The Fund may borrow up to 20% of the value of its total assets from banks for temporary or emergency purposes.

The Fund may use repurchase agreements with respect to securities in which it is authorized to invest. In a typical repurchase agreement, the Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase. The Fund may sell securities short "against the box" to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller owns the security. Also, the Fund may purchase securities on a when-issued or delayed-delivery basis to secure advantageous prices at a particular time.

              ..................................................

PROSPECTUS                                                               PAGE 10

                        PAINEWEBBER GLOBAL EQUITY FUND

                              FLEXIBLE PRICING SM

The Fund offers three Classes of shares that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                               Discount to Selected
                             Sales Charge as a Percentage of: Dealers as Percentage
   Amount of Investment   Offering Price  Net Amount Invested   of Offering Price
   Less than $50,000          4.50%             4.71%               4.25%
   $50,000 to $99,999         4.00              4.17                3.75
   $100,000 to $249,999       3.50              3.63                3.25
   $250,000 to $499,999       2.50              2.56                2.25
   $500,000 to $999,999       1.75              1.78                1.50
   $1,000,000 and over/1/     Zero              Zero                1.00/2/

/1/ A contingent deferred sales charge of 1% of the shares' net asset value at the time of their purchase or their sale, whichever is less, is charged on redemptions made within one year of the purchase date. However, Class A shares representing capital appreciation or reinvestment of any dividends or capital gains will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan will not be subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan. This charge does not apply to Class A shares bought before November 10, 1995. /2/ Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

The Fund's sales charge may be reduced when investors add the amount they are currently investing to the value of their account. To determine the sales charge reduction, please refer to the chart above. Investors who buy Class A shares in more than one PaineWebber fund may combine their purchases to get a reduced sales charge. (They may also get a reduced sales charge by first accumulating Class A shares worth a certain amount in one or more PaineWebber funds and then buying a specific dollar amount of additional Class A shares.)

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 .  their spouses, parents or minors under age 21;

 .  their Individual Retirement Accounts (IRAs);

 .  certain employee benefit plans, including 401(k) plans;

 .  any company controlled by the investor;

 .  trusts created by the investor;

 . Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors, their spouses, parents or children; or

 .  accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for a reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee, or officer of PaineWebber or its affiliates;

 . is the spouse, parent or child of any of the above, or advisory clients of Mitchell Hutchins;

 . buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the Securities and Exchange Commission and

    . the investor was the investment executive's client at the competing brokerage firm;

    . within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and
       (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    . the amount the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund; or

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares.

For more information on how to take advantage of any reduced sales charge, investors should contact a PaineWebber investment executive, a correspondent firm or call 1-800-647-1568.

              ..................................................

PROSPECTUS                                                               PAGE 11

                        PAINEWEBBER GLOBAL EQUITY FUND


CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested. Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of their sale or their purchase, whichever is less, by the percentage shown on the table below. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                            Percentage by which the shares'
    If the investor sells shares within:    net asset value is multiplied:
    1st year since purchase                               5%
    2nd year since purchase                               4
    3rd year since purchase                               3
    4th year since purchase                               2
    5th year since purchase                               2
    6th year since purchase                               1
    7th year since purchase                              None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for 6 years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares.

 . If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

 . Investors who sell shares before owning them for six years do not have to pay the sales charge if the shares sold represent capital appreciation of the Fund's assets or reinvested dividends and/or capital gain distributions.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:

 . First, Class B shares representing capital appreciation of the Fund's assets;

 . Second, Class B shares owned through reinvested dividends and capital gain distributions; and

 .  Third, Class B shares held in the portfolio the longest.

If the investor acquired Class B shares of the Fund through an exchange from a different PaineWebber mutual fund, the six-year period will be calculated from the date the investor originally bought the Class B shares.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

 .  redemptions under the Fund's "Systematic Withdrawal Plan";

 .  a distribution from a self-employed individual retirement plan ("Keogh
   Plan");

 .  a custodial account under Section 403(b) of the Internal Revenue Code
   (after the investor reaches age 59 1/2);

 .  an IRA distribution or a tax-free return of an excess IRA contribution;

 .  a tax-qualified retirement plan distribution following retirement; or

 . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death individually or as a joint tenant with the right of survivorship with his or her spouse.

An investor must provide satisfactory information to PaineWebber or the Fund if the investor seeks any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares. A contingent deferred sales charge of 1% of the net asset value of the shares at the time of purchase or sale, whichever is less, is charged on redemptions made within one year of the purchase date. Class C shares representing capital appreciation or reinvestment of any dividends or capital gains will not be subject to the 1% charge. This charge does not apply to Class C shares bought before November 10, 1995. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan.

              ..................................................

PROSPECTUS                                                               PAGE 12

                        PAINEWEBBER GLOBAL EQUITY FUND




                               HOW TO BUY SHARES

Prices are calculated for the Fund's Class A, B and C shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern time). A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase order is received.

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third business day after PaineWebber's New York City headquarters receives the purchase order.

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent by completing and signing the application at the end of this Prospectus. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

When placing an order to buy shares, investors should specify which Class of shares they want to buy. If investors fail to specify the Class, they will automatically receive Class A shares, which include an initial sales charge.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person or by wire as described on Page XX.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 .       mail an application with a check; or
 .       open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Fund.

        MINIMUM INVESTMENTS

        To open an account:     $1,000
        To add to an account:   $ 100

The Fund may waive or reduce these minimums for:

 .       employees of PaineWebber or its affiliates; or
 .       participants in certain pension plans, retirement accounts or the Fund's automatic investment plan.

              ..................................................

PROSPECTUS                                                               PAGE 13

                        PAINEWEBBER GLOBAL EQUITY FUND


HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Fund shares for the same class of other PaineWebber fund shares. In classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to PFPC Inc., the Fund's transfer agent. The letter of instruction must include:

     .  name and address;
     .  the Fund's name;
     .  Fund account number;
     . the dollar amount or number of shares to be redeemed; and . a guarantee of each registered owner's signature by an eligible institution, such as a commercial bank, trust company or stock exchange member.

        The letter must be mailed to PFPC Inc.,
        Attn: PaineWebber Mutual Funds,
              P.O. Box 8950,
              Wilmington, DE 19899.

Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired are authorized. This exchange privilege may be modified or terminated at any time and, when required by Securities and Exchange Commission rules, upon 60-day notice. See the back cover of this prospectus for a listing of other PaineWebber funds.


                                  REDEMPTIONS

HOW TO SELL SHARES

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern time).

Investors who own more than one class of shares should specify which Class they are selling. If they do not, the Fund will assume they are first selling their Class C shares, then Class A, and last, Class B.

If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's transfer agent, may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, it reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

              ..................................................

PROSPECTUS                                                               PAGE 14

                        PAINEWEBBER GLOBAL EQUITY FUND


                                OTHER SERVICES

Consult a PaineWebber investment executive or correspondent firm to learn more about the following services:


AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan through which, for as little as $50 a month, the Fund will deduct money from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging."


SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December) or semiannual (June and December) withdrawals from their PaineWebber Mutual Fund account. Minimum balances and withdrawals vary according to the Class of shares:

 .   CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000;
    minimum withdrawals of $100.

 .   CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly and semiannual withdrawals of $200, $400 and $600, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. Investors may not withdraw annually more than 12% of the value of the Fund account when the investor signed up for the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.


INDIVIDUAL RETIREMENT ACCOUNTS

PaineWebber Mutual Funds are available for purchase in an IRA account. In addition, a Self-Directed IRA is available through PaineWebber in which purchases of PaineWebber funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.


TRANSFER OF ACCOUNTS

If shareholders holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent.

              ..................................................

PROSPECTUS                                                               PAGE 15

                        PAINEWEBBER GLOBAL EQUITY FUND


ABOUT THE INVESTMENT MANAGER

GE Investments has been managing mutual fund assets since 1935 and has roughly $10 billion in assets of mutual funds and over $50 billion in total assets under management. The International Equity Team at GE Investments makes investment decisions for the Fund in accordance with the Fund's investment objective, policies and restrictions.

Ralph R. Layman is the head of the International Equity Team and serves as portfolio manager of the Fund, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Layman has served in this capacity since the Fund's inception in 1991. He is a Chartered Financial Analyst and an Executive Vice President and Senior Investment Manager of GE Investment Management Incorporated. From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co. Prior to 1989 when he joined Northern, he was Vice President and portfolio manager of Templeton Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund.

Directly assisting Mr. Layman are Pamela J. Thomas, Vice President of Global Equities at GE Investments, and the rest of the International Equity Team. Ms. Thomas is a Chartered Financial Analyst and has been with GE Investments three years. From 1987 to 1992, Ms. Thomas served as assistant portfolio manager at the Bank of Bermuda. Earlier in her career, she was senior credit analyst at the Bank of Butterfield. Ms. Thomas has nine years of investment experience. The International Equity Team is comprised of ten analysts, eight of whom manage portfolios.



                                  MANAGEMENT

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Board of Trustees oversees the Fund's operations and has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the Board of Trustees). Mitchell Hutchins has appointed the investment sub-adviser, GE Investment Management, to be responsible for day-to-day management of the Fund's investments.

GE Investment Management, located at 3003 Summer Street, Stamford, CT 06904, is a subsidiary of General Electric Company and a part of the GE Investments Group. Together with its affiliate, General Electric Investment Corporation, GE Investment Management is one of the largest independent investment managers in the United States. Collectively, they are referred to as GE Investments.

The Board of Trustees has determined that brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates. This will be the case if, in the judgment of GE Investment Management, PaineWebber charges the Fund fair and reasonable rates, and if it will likely result in a price and execution at least as favorable to the Fund as would be obtainable through other qualified broker-dealers.


ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York, 10019, is the asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc.("PaineWebber"), a publicly owned financial services holding company. At _________ __, 1995, Mitchell Hutchins was adviser or sub-adviser of __ investment companies with __ separate portfolios and aggregate assets of approximately $__ billion.

              ..................................................

PROSPECTUS                                                               PAGE 16

                        PAINEWEBBER GLOBAL EQUITY FUND


MANAGEMENT FEES & OTHER EXPENSES

The Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended ____________, the Fund paid advisory fees at the effective annual rate of ___% of its average daily net assets. In turn, Mitchell Hutchins (not the Fund) pays GE Investment Management a monthly fee for its portfolio management services. For the fiscal year ended _______, Mitchell Hutchins paid sub-advisory fees at the effective annual rate of ___% of its average daily net assets.

The management fees paid by the Fund are higher than those paid by most investment companies to their advisers. However, Mitchell Hutchins believes the fees are comparable to the management fees paid by other funds with similar investment objectives and policies. Annually, the Trustees review the Fund's contracts with Mitchell Hutchins and GE Investment Management.

The Fund incurs other expenses. For the fiscal year ended August 31, 1995, the Fund's total expenses for its Class A, Class B and Class C shares, stated as a percentage of net assets, were____%, ____% and ____%, respectively. This percentage is annualized for Class B shares.


DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins:

 .  Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.
 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Under all three Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 .  Offset the commissions it pays to PaineWebber for selling the Fund's
   Class B and Class C shares, respectively.

 . Offset the Fund's marketing costs attributable to such Classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and C shares are sold, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from the Fund or investors at the time of sale of Class B or C shares.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for each class of shares ("Distribution Contracts") specify that the Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not of the Fund. Annually, the trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans.

              ..................................................

PROSPECTUS                                                               PAGE 17

                        PAINEWEBBER GLOBAL EQUITY FUND


                           DETERMINING THE SHARES'
                               NET ASSET VALUE

The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

The Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, assets are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the Board of Trustees determines that this does not represent fair value. Investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates.


                               DIVIDENDS & TAXES

DIVIDENDS

The Fund pays an annual dividend from its net investment income and net short-term capital gain, if any. The Fund distributes any net realized gain from foreign currency transactions with this dividend. The Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on each class of shares of the Fund are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of the Fund are expected to be lower than those for its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class might be affected differently by the allocation of other class-specific expenses. See "General Information."

The Fund's dividends and capital gain distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

TAXES

The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will not have to pay Federal income tax on the part of its investment company taxable income, generally consisting of net investment income net short-term capital gain and net gains from certain foreign currency transactions, and the net capital gain that it distributes to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or additional shares) are taxable to shareholders as a long-term capital gain, regardless of how long they have held their Fund shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, the Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid), their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualify for special treatment.


              ..................................................

PROSPECTUS                                                               PAGE 18

                        PAINEWEBBER GLOBAL EQUITY FUND


WITHHOLDING REQUIREMENTS

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding from dividends and capital gain distributions at that rate is also required for shareholders who otherwise are subject to backup withholding.


TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

When shareholders sell (redeem) shares, it may result in a taxable gain or loss. This depends upon whether the shareholders receive more or less than their adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber fund generally will have similar tax consequences. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased or, in the case of a loss, decreased by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber fund shares subsequently acquired.


                              GENERAL INFORMATION

ORGANIZATION OF THE TRUST

The Fund is a diversified series of Mitchell Hutchins/Kidder, Peabody Investment Trust ("Trust"). The Trust was formed on March 28, 1991, as a business trust pursuant to a Declaration of Trust, as amended from time to time ("Declaration"), under the laws of The Commonwealth of Massachusetts. The Trust is registered with the Securities and Exchange Commission as an open-end investment company. The Declaration authorizes the Trustees to create separate series and, within each series, separate Classes of an unlimited number of shares of beneficial interest, with a par value of $0.001 per share. As of the date of this Prospectus, there is one other series representing interests in another fund.

The shares of the Fund are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to its designation, the effect of sales charges, if any, its distribution and/or service fees, if any, the expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege.

The Trustees do not anticipate any conflicts among the interests of the holders of the different Classes. The different sales charges and other expenses applicable to the different classes of Fund shares may affect the performance of those classes.

Each share of the Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation. However, due to the differing expenses of the classes, dividends and liquidation proceeds of Class B and Class C shares are likely to be lower than for Class A shares and are likely to be lower for Class Y shares than for any other Class of shares.

              ..................................................

PROSPECTUS                                                               PAGE 19

                        PAINEWEBBER GLOBAL EQUITY FUND


Class Y shares, which are offered only to limited groups of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. More information concerning Class Y shares of the Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.


VOTING RIGHTS

Shareholders of the Trust are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the Trustees. Generally, shares of the Trust will be voted on a Trust-wide basis on all matters except those affecting only the interests of one series, such as advisory contracts. In turn, shares of the Fund will be voted on a Fund-wide basis on all matters except those affecting only the interests of one Class, such as the terms of a Plan as it relates to a Class.


SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders to elect Trustees unless, and until such time as, less than a majority of the Trustees holding office have been elected by shareholders.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.


REPORTS TO SHAREHOLDERS

The Trust sends Fund shareholders audited annual and unaudited semi-annual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report.


CUSTODIAN & RECORDKEEPING AGENT;
TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Monarch Drive, North Quincy, Massachusetts 02171, serves as the Fund's custodian and recordkeeping agent and employs foreign sub-custodians to provide custody of its foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A. serves as the Fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

              ..................................................

PROSPECTUS                                                               PAGE 20

                        PAINEWEBBER GLOBAL EQUITY FUND














              ..................................................

PROSPECTUS                                                               PAGE 21

                          PAINEWEBBER FAMILY OF FUNDS


      No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor.
            This Prospectus does not constitute an offering by the
             Fund or its distributor in any jurisdiction in which
                    such offering may not lawfully be made.

                        ------------------------------

                         PAINEWEBBER MONEY MARKET FUND

                            PAINEWEBBER BOND FUNDS
                         Investment Grade Income Fund
                               High Income Fund
                   Low Duration U.S. Government Income Fund
                             Strategic Income Fund
                          U.S. Government Income Fund

                       PAINEWEBBER MUNICIPAL BOND FUNDS
                         National Tax-Free Income Fund
                        California Tax-Free Income Fund
                         New York Tax-Free Income Fund
                          Municipal High Income Fund

                          PAINEWEBBER BALANCED FUNDS
                                 Balanced Fund
                           Tactical Allocation Fund

                           PAINEWEBBER GROWTH FUNDS
                          Capital Appreciation Fund
                                  Growth Fund
                            Growth and Income Fund
                        Regional Financial Growth Fund
                             Small Cap Growth Fund
                             Small Cap Value Fund
                             Utility Income Fund

                           PAINEWEBBER GLOBAL FUNDS
                              Global Equity Fund
                              Global Income Fund
                         Emerging Markets Equity Fund

                        ------------------------------

    A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a
           PaineWebber investment executive or correspondent firm.
               Please read it carefully before investing. It is
               important you have all the information you need
                     to make a sound investment decision.

                         PAINEWEBBER GLOBAL EQUITY FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                      STATEMENT OF ADDITIONAL INFORMATION

PaineWebber Global Equity Fund ("Fund") is a diversified series of Mitchell Hutchins/Kidder Peabody Investment Trust ("Trust"), a professionally managed, open-end investment company organized as a Massachusetts business trust. The Fund seeks long-term capital appreciation; it invests primarily in equity securities of foreign issuers. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). GE Investment Management Incorporated ("GE Investment Management"), a wholly owned subsidiary of General Electric Company, serves as the Fund's investment sub-adviser. As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated __________, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated ____________, 1995.


                      INVESTMENT POLICIES AND RESTRICTIONS

The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. To the extent that the Fund invests in U.S. dollar-denominated securities of foreign issuers, these securities may not be registered with the Securities and Exchange Commission ("SEC"), nor may the issuers thereof be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"). The Fund also may purchase securities of foreign issuers in foreign markets and purchase European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities, including investment of up to 5% of its net assets in restricted securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The term "restricted securities" for this purpose means securities that are subject to legal or contractual restrictions on resale. Illiquid securities include, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). However, to the extent that securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid securities for purposes of the 10% net asset limitation, even if they are not freely tradeable in the United States. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board.

GOVERNMENT SECURITIES AND BANK OBLIGATIONS. The Fund may invest in the following types of money market instruments: securities issued or guaranteed by the United States government or one of its agencies or instrumentalities ("Government Securities"); obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated AAA or AA by S&P, Aaa or Aa by Moody's, or that have received an equivalent rating from another NRSRO, or if unrated, deemed by GE Investment Management to be of equivalent quality; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions having total assets in excess of $500 million); commercial paper rated no lower than A-1 by S&P or Prime-1 by Moody's, or the equivalent from another NRSRO, or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements meeting the conditions described below under "Repurchase Agreements." At no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets.

Government Securities in which the Fund may invest include direct obligations of the United States Treasury and obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities. Among the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States; instruments that are supported by the right of the issuer to borrow from the United States Treasury; and instruments that are supported solely by the credit of the instrumentality.

The Fund is authorized to invest in obligations of foreign banks or foreign branches of domestic banks that are traded in the United States or outside the United States, but that are denominated in U.S. dollars. These obligations entail risks that are different from those of investments in obligations of domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to foreign banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent.

The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by GE Investment Management or Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. GE Investment Management or Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 30% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

SHORT SALES "AGAINST THE BOX". The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Fund will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. The Fund currently does not intend to have obligations under short-sales that at any time during the coming year exceed 5% of the Fund's net assets.

The Fund might make a short sale "against the box" in order to hedge against market risks when GE Investment Management believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund, or when GE Investment Management wants to sell a security that the Fund owns at a current price, but also wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any loss in the Fund's long position after the short sale should be reduced be a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

SEGREGATED ACCOUNTS. When the Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash, Government Securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging Strategies," segregated accounts may also be required in connection with certain transactions involving options, futures contracts and foreign currency contracts.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund enters into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest certain of its assets in the securities of other investment companies. To the extent the Fund invests in other investment companies, the Fund's shareholders incur duplicative fees and expenses, including investment advisory fees.

BORROWING. The Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets.


INVESTMENT LIMITATIONS OF THE FUND

The Fund may not (1) purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation; (2) purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to these 10% limitations; (3) borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payment of dividends and distributions that might otherwise require the untimely disposition of securities, provided that such amounts shall not exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, and (b) whenever borrowings exceed 5% of the value of the total asset of the Fund, the Fund will not make any additional investments; (4) lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements; (5) invest more than 25% of the value of its total assets in securities of issuers in any one industry, which term will be deemed to include (a) the government of any country other than the United States, but not the United States government and (b) any supranational organization; (6) purchase securities on margin, except that (a) the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities, and (b) the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin; (7) make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short; (8) purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate; (9) purchase or sell commodities or commodity contracts (except currencies, stock index, currency and interest rate futures contracts and related options, forward foreign currency contracts and other similar contracts); (10) invest in oil, gas or other mineral leases or exploration or development programs; (11) act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purpose of the 1933 Act; (12) purchase any security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; (13) participate on a joint or joint-and several basis in any securities trading account; or (14) make investments for the purpose of exercising control of management.

The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

The following investment restrictions may be changed by the Trust's board of trustees without shareholder approval: the Fund may not (1) purchase or retain securities of any company, if, to the knowledge of the Fund, any of the Trust's Trustees or officers or any officer or director of GE Investment Management or Mitchell Hutchins individually owns more than 0.5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities; (2) purchase any security, if as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; (3) invest more than 5% of its net assets in restricted securities, which are securities that may be sold only in a privately negotiated transaction or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended; (4) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (5) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange; or (6) under normal circumstances, invest more than 20% of its net assets in companies or governments of countries not represented in the Morgan Stanley Capital International World Index.


                               HEDGING STRATEGIES

HEDGING INSTRUMENTS. Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's portfolio. In particular, the Fund may use the hedging instruments described below:

     Options on Equity and Debt Securities and Foreign Currencies -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

     Options on Stock Indexes -- A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

     Stock Index Futures Contracts -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     Interest Rate and Foreign Currency Futures Contracts -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     Options on Futures Contracts -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     Forward Currency Contracts -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended to partially or fully offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transactions costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

Because the Fund intends to use options and futures for hedging purposes, it may enter into any futures contracts or options on futures contracts or forward currency contracts as long as the aggregate of the market value of the Fund's outstanding futures and forward currency contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund does not exceed 50% of the market value of the total assets of the Fund. Under normal circumstances, however, the value of the Fund's portfolio assets so hedged generally will be a much smaller amount.

The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

In addition to the products, strategies and risks described below and in the Prospectus, GE Investment Management expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as GE Investment Management develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other techniques are developed. GE Investment Management may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the ability of GE Investment Management to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While GE Investment Management is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because GE Investment Management projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES. The Fund will not use Hedging Instruments for speculative purposes or for purposes of leverage. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may purchase put and call options, and write (sell) covered put or call options, on equity and debt securities and stock indices and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions-Illiquid Securities."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

Generally, the OTC debt options or foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

LIMITATIONS ON THE USE OF OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

(1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

(2) The aggregate value of underlying securities on which covered calls are written will not exceed 5% of the Fund's total assets.

(3) To the extent cash or cash equivalents, including Government Securities, are maintained in a segregated account to collateralize options written on currencies, securities or stock indexes, the Fund will limit collateralization to 50% of its net assets.

FUTURES. The Fund may purchase and sell stock index futures contracts, interest rate futures contracts and foreign currency futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, Government Securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. The Fund's use of futures is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

(1) To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

(2) The Fund will not enter into any futures, options on futures or forward contracts if the aggregate market value of outstanding futures and forwards and currencies and futures subject to options written by the Fund exceeds 50% of the market value of the Fund's total assets.

(3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or GE Investment Management believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which GE Investment Management believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and GE Investment Management believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if
(1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund segregates with its custodian cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

                 TRUSTEES AND OFFICERS; PRINCIPAL SHAREHOLDERS

The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                              POSITION WITH THE                   BUSINESS EXPERIENCE;
   NAME, ADDRESS* AND AGE           TRUST                         OTHER DIRECTORSHIPS
   ----------------------     -----------------   ----------------------------------------------------
David J. Beaubien; 60         Trustee             Chairman of Yankee Environmental Systems,
                                                  Inc., manufacturer of Meteorological measuring
                                                  systems. Director if IEC, Inc., manufacturer of
                                                  electronic assemblies, Belfort Instruments, Inc.,
                                                  manufacturer of environmental instruments, and
                                                  Oriel Corp., manufacturer of optical instruments.
                                                  Prior to January 1991, Senior Vice President of
                                                  EG&G, Inc., a company that makes and provides
                                                  a variety of scientific and technically oriented
                                                  products and services. Mr. Beaubien is a director
                                                  or trustee of 13 other investment companies for
                                                  which Mitchell Hutchins or PaineWebber serves as
                                                  investment adviser.

William W. Hewitt, Jr.; 66    Trustee             Trustee of The Guardian Asset Allocation Fund,
                                                  The Guardian Baillie Gifford International Fund,
                                                  The Guardian Bond Fund, Inc., The Guardian
                                                  Cash Fund, Inc., The Guardian Cash Management
                                                  Trust, The Guardian Park Avenue Fund, The
                                                  Guardian Stock Fund, Inc. and The Guardian U.S.
                                                  Government Trust. Mr. Hewitt is a director or
                                                  trustee of 13 other investment companies for
                                                  which Mitchell Hutchins or PaineWebber serves as
                                                  investment adviser.

Thomas R. Jordan; 66          Trustee             Principal of The Dilenschneider Group, Inc., a
                                                  corporate communications and public policy
                                                  counseling firm. Prior to January 1992, Senior
                                                  Vice President of Hill & Knowlton, a public
                                                  relations and public affairs firm. Prior to April
                                                  1991, President of The Jordan Group, a
                                                  management consulting and strategies development
                                                  firm. Mr. Jordan is a director or trustee of 12
                                                  other investment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as investment
                                                  adviser.

L. Minard**; 49               Trustee             Chairman of Mitchell Hutchins, Chairman of the
                                                  Board of Mitchell Hutchins Institutional Investors
                                                  Inc. and a director of PaineWebber. Prior to
                                                  1993, managing director of Oppenheimer Capital
                                                  in New York and Director of Oppenheimer
                                                  Capital Ltd. in London. Mr. Minard is a director
                                                  or trustee of 27 other investment companies for
                                                  which Mitchell Hutchins or PaineWebber serves as
                                                  investment adviser.

Carl W. Schafer; 59           Trustee             President of the Atlantic Foundation, a charitable
                                                  foundation supporting mainly oceanographic
                                                  exploration and research. Director of International
                                                  Agritech Resources, Inc., an agribusiness
                                                  investment and consulting firm, Ardic Exploration
                                                  and Development Ltd., an agribusiness investment
                                                  and consulting firm, Ardic Exploration and
                                                  Development Ltd. and Hidden Lake Gold Mines
                                                  Ltd., gold mining companies, Electronic Clearing
                                                  House, Inc., a financial transactions processing
                                                  company, Wainoco Oil Corporation and Bio
                                                  Techniques Laboratories Inc., an agricultural
                                                  biotechnology company. Prior to January 1993,
                                                  chairman of the Investment Advisory Committee
                                                  of the Howard Hughes Medical Institute and
                                                  director of Ecova Corporation, a toxic waste
                                                  treatment firm. Mr. Schafer is a director or
                                                  trustee of 12 other investment companies for
                                                  which Mitchell Hutchins or PaineWebber serves as
                                                  investment adviser.


Margo N. Alexander; 48        President           President, chief executive officer and a director
                                                  of Mitchell Hutchins. Prior to January 1995, an
                                                  executive vice president of PaineWebber. Ms.
                                                  Alexander is also a trustee of one other investment
                                                  company and president of 38 other investment
                                                  companies for which Mitchell Hutchins or
                                                  PaineWebber serves as investment adviser.

Teresa M. Boyle; 36           Vice President      First Vice President and manager--advisory
                                                  administration of Mitchell Hutchins. Prior to
                                                  November 1993, compliance manager of Hyperion
                                                  Capital Management, Inc., an investment advisory
                                                  firm. Prior to April 1993, a vice president and
                                                  manager--legal administration of Mitchell
                                                  Hutchins. Ms. Boyle is also a vice president of 38
                                                  other investment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as investment
                                                  adviser.

Scott H. Griff; 29            Vice President      Vice President and attorney of Mitchell Hutchins.
                              and                 Prior to January 1995, an associate at the law firm
                              Assistant           of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff
                              Secretary           is also a vice president and assistant secretary of
                                                  12 other investment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as investment
                                                  adviser.

Ralph R. Layman; 40           Chief Investment    Executive Vice President of GE Investment
3003 Summer Street            Officer             Management and General Electric Investment
P.O. Box 7900                                     Corporation, a registered investment adviser
Stamford, CT 06904                                ("GEIC"). From 1989 to July 1991, Executive
                                                  Vice President, partner and portfolio manager of
                                                  Northern Capital Management Co.

C. William Maher; 34          Vice President      First Vice President and the senior manager of the
                              and                 Fund Administration Division of Mitchell
                              Assistant           Hutchins.  Mr. Maher is also a vice president and
                              Treasurer           assistant treasurer of 38 other investment
                                                  companies for which Mitchell Hutchins or
                                                  PaineWebber serves as investment adviser.

Ann E. Moran; 38              Vice President      Vice President of Mitchell Hutchins. Ms. Moran
                              and                 is also a vice president and assistant treasurer of
                              Assistant           38 other investment companies for which Mitchell
                              Treasurer           Hutchins or PaineWebber serves as investment
                                                  adviser.

Dianne E. O'Donnell; 43       Vice President      Senior Vice President and Deputy General
                              and                 Counsel of Mitchell Hutchins. Ms. O'Donnell is
                              Secretary           also a vice president and secretary of 38 other
                                                  investment companies for which Mitchell Hutchins
                                                  or PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 44     Vice President      Managing Director and General Counsel of
                                                  Mitchell Hutchins. From April 1990 to May 1994,
                                                  she was a partner in the law firm of Arnold &
                                                  Porter. Ms. Schonfeld is also a vice president of
                                                  38 other investment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as investment
                                                  adviser.

Paul H. Schubert; 32          Vice President      First Vice President of Mitchell Hutchins. From
                              and                 August 1992 to August 1994, a vice president at
                              Assistant           BlackRock Financial Management, Inc. Prior to
                              Treasurer           August 1992, an audit manager with Ernst &
                                                  Young LLP. Mr. Schubert is also a vice president
                                                  and assistant treasurer of 38 other investment
                                                  companies for which Mitchell Hutchins or
                                                  PaineWebber serves as investment adviser.

Julian F. Sluyters; 35        Vice President      Senior Vice President and the director of the
                              and                 mutual fund finance division of Mitchell Hutchins.
                              Treasurer           Prior to 1991, an audit senior manager with Ernst
                                                  & Young LLP. Mr. Sluyters is also a vice
                                                  president and treasurer of 38 other investment
                                                  companies for which Mitchell Hutchins or
                                                  PaineWebber serves as investment adviser.

Pamela J. Thomas; 31          Investment Officer  Vice President of Global Equities and International Equity
3003 Summer Street                                analyst for GEIC. Prior to May 1992, graduate student
P.O. Box 7900                                     at the Wharton School.
Stamford, CT 06904

Gregory K. Todd; 38           Vice President      First Vice President and Associate General
                              and                 Counsel of Mitchell Hutchins. Prior to 1993, a
                              Assistant           partner in the law firm of Shereff, Friedman,
                              Secretary           Hoffman & Goodman. Mr. Todd is also a vice
                                                  president and assistant secretary of 38 other
                                                  investment companies for which Mitchell Hutchins
                                                  or PaineWebber serves as investment adviser.

* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mr. Minard is an "interested person" of the Trust as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of his positions with PaineWebber and Mitchell Hutchins.

The Trust pays trustees who are not "interested persons" of the Trust $1,000
annually and $375 per meeting   of the board or any committee thereof. Trustees
also are reimbursed for any expenses incurred in attending meetings. The chairman of the board's audit committee receives an annual fee per fund of $250. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.


The table below includes certain information relating to the compensation of the Trust's trustees who held office during the fiscal year ended August 31, 1995 and by all investment companies in the same complex during the calendar year ended December 31, 1994.

                               COMPENSATION TABLE

                                                Pension or
                                                Retirement                            Total
                                                 Benefits                         Compensation
                                                Accrued as        Estimated       From the Trust
                               Aggregate           Part             Annual        and the Fund
                             Compensation      of a Fund's      Benefits Upon     Complex Paid to
Name of Person, Position    From the Trust*      Expenses         Retirement         Trustees**
------------------------    ---------------    -----------      -------------     ---------------
David J. Beaubien,                ____             ____              ____              ____
Trustee...................

William W. Hewitt, Jr.,           ____             ____              ____              ____
Trustee...................

Thomas R. Jordan,                 ____             ____              ____              ____
Trustee...................

Frank P.L. Minard,                ____             ____              ____              ____
Trustee...................
Carl W. Schafer,                  ____             ____              ____              ____
Trustee...................

* Represents fees paid to each trustee during the fiscal year ended August 31, 1995.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

With respect to the Fund, to the knowledge of the Trust, First Agricultural Bank, Customers Security Account, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019, owned ___% of Class A's shares of beneficial interest on _________, 1995.

The Fund is not aware as to whether or to what extent shares owned of record also are owned beneficially.


               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated August 25, 1995 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.85% of the value of the Fund's average daily net assets up to and including $500 million, 0.83% of amounts over $500 million up to and including $1 billion, and 0.805% of amounts over $1 billion. GE Investment Management is the investment sub-adviser of the Fund pursuant to a contract with Mitchell Hutchins dated August 25, 1995 ("Sub-Advisory Contract"). Under the Sub-Advisory Contract, Mitchell Hutchins pays GE Investment Management a fee, computed daily and paid monthly, at the annual rate of 0.31% of the value of its average daily net assets up to and including $500 million, 0.29% of amounts over $500 million up to and including $1 billion, and 0.265% of amounts over $1 billion.

For the fiscal year ended August 31, 1995, the Fund paid (or accrued) to Mitchell Hutchins investment advisory and administration fees of $________. For the fiscal years ended August 31, 1994 and August 31, 1993, the Fund paid $2,339,156 and $1,284,039, respectively, to Kidder Peabody Asset Management, Inc. ("KPAM"), the Fund's investment manager during those periods.

Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or GE Investment Management. Expenses borne by the Fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the 1940 Act) of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, no reimbursements were required pursuant to such limitation.

Under each of the Advisory Contract and Sub-Advisory Contract, Mitchell Hutchins and GE Investment Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins or GE Investment Management in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Fund. The Sub-Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by Mitchell Hutchins on 60 days' written notice to GE Investment Management, or by GE Investment Management on 60 days' written notice to Mitchell Hutchins.

The following table shows the approximate net assets as of ____________, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                    INVESTMENT CATEGORY            NET ASSETS
          ---------------------------------------  -----------
                                                     ($ mil)

          Domestic (excluding Money Market.......
          Global.................................
          Equity/Balanced........................
          Fixed Income (excluding Money Market)..
          Taxable Fixed Income...................
          Tax-Free Fixed Income..................
          Money Market Funds.....................

Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients. GE Investment Management personnel may also invest in securities for their own accounts pursuant to a comparable code of ethics.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares under separate distribution contracts with
the Trust dated [    ] (collectively, "Distribution Contracts") that require
Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber
dated [    ] relating to the Class A, Class B and Class C shares (collectively,
"Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Fund's shares.

Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan and the Class C Plan, the Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares, respectively.

Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board of trustees, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins allocates expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

For the fiscal year ended August 31, 1995, the Fund paid (or accrued) the following fees to Mitchell Hutchins under the Plans:


                Class A..........................   $
                Class B..........................   $
                Class C..........................   $


Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended August 31, 1995:


                                    CLASS A

        Marketing and advertising....................          $
        Printing of prospectuses and statements of
         additional information......................          $
        Branch network costs allocated and interest
         expense.....................................          $
        Service fees paid to PaineWebber
        Investment Executives.......................           $


                                    CLASS B

        Marketing and advertising....................          $
        Amortization of commissions..................          $
        Printing of prospectuses and statements of
         additional information......................          $
        Branch network costs allocated and interest
         expense.....................................          $
        Service fees paid to PaineWebber
         investment executives.......................          $


                                    CLASS C

        Marketing and advertising....................          $
        Amortization of commissions..................          $
        Printing of prospectuses and statements of
         additional information......................          $
        Branch network costs allocated and interest
         expense.....................................          $
        Service fees paid to PaineWebber
         investment executives.......................          $


"Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

In approving the Fund's overall Flexible Pricing SM system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders, (2) facilitate distribution of the Fund's shares and (3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

In approving the Class A Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

In approving the Class B Plan, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from the Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

In approving the Class C Plan, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth,
(5) the services provided to the Fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

Under the Distribution Contract for the Class A shares and similar prior distribution contracts, for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.

                         Fiscal Year Ended August 31,

                                      1995      1994      1993
                                      ----      ----      ----
              Earned . . . . . . . $          $         $
              Retained . . . . . . $          $         $

For the fiscal year ended August 31, 1995, Mitchell Hutchins earned and retained $___________ in contingent deferred sales charges paid upon certain redemptions of Class B shares.


                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Trust's board of trustees, GE Investment Management is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, GE Investment Management seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While GE Investment Management generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid $________, $________ and $________, respectively, in brokerage commissions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended August 31, 1995, the Fund paid $________ in brokerage
commissions to PaineWebber, which represented   % of the total brokerage
commissions paid by the Fund and   % of the total dollar amount of transactions
involving payment of commissions. For the fiscal years ended August 31, 1994 and August 31, 1993, the Fund paid $________ and $________, respectively, in brokerage commissions to _____________.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of PaineWebber are similar to those in effect with respect to brokerage transactions in securities.

Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, GE Investment Management may cause the Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that GE Investment Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of GE Investment Management to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

For purchases or sales with broker-dealer firms which act as principal, GE Investment Management seeks best execution. Although GE Investment Management may receive certain research or execution services in connection with these transactions, GE Investment Management will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, GE Investment Management will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. GE Investment Management may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include GE Investment Management receiving multiple quotes from dealers before executing the transactions on an agency basis.

Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins or GE Investment Management in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or GE Investment Management by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by GE Investment Management under the Sub-Advisory Contract.

Investment decisions for the Fund and for other investment accounts managed by GE Investment Management are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The Fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Fund.

PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended August 31, 1995 and August 31, 1994, the Fund's portfolio turnover rates were % and %, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

An "eligible group of related Fund investors" can consist of any combination of the following:

(a) an individual, that individual's spouse, parents and children;

(b) an individual and his or her Individual Retirement Account ("IRA");

(c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

(d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

(e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

(f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

(g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

(h) an individual's accounts with the same investment adviser.

RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing System on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of the Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B Shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber fund shares to be acquired through such exchange may be legally made. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN SM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT (R)(RMA (R))

Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

 .    monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard
     (R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

 .    comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

 .    automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds-RMA Money Market Portfolio, RMA
     U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal
     Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

 .    check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

 .    Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

 .    24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

 .    expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

 .    automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.


                          CONVERSION OF CLASS B SHARES

Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values per share of the two Classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If the shareholder acquired Class B shares of the Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion into Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.


                              VALUATION OF SHARES

The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by GE Investment Management as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments of the Fund quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.


                            PERFORMANCE INFORMATION

The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

P(1 + T) to the nth power = ERV
where:  P   = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
        T   = average annual total return of shares of that Class
        n   = number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

The following table shows performance information for the Class A, Class B and Class C shares of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                      CLASS A   CLASS B   CLASS C
                                      --------  --------  --------
Fiscal year ended August 31, 1995:
   Standardized Return*.............     %         %         %
   Non-Standardized Return..........     %         %         %

Five years ended August 31, 1995:
   Standardized Return*.............     %        NA        NA
   Non-Standardized Return..........     %        NA        NA

Ten years ended August 31, 1995  %                NA        NA
Inception** to August 31, 1995:
   Standardized Return*.............     %         %         %
   Non-Standardized Return..........     %         %         %

-----------------------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. All Standardized Return figures for Class B shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class C shares impose a contingent deferred sales charge only on redemptions made within a year of purchase; therefore, for periods longer than one year, Non-Standardized Return is identical to Standardized Return.

** The inception date for each Class of shares is as follows: Class A - [date], Class B - [date], and Class C - [date].

OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International World Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON

POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

The Fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

                                   [GRAPHICS]

Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1926 to 1993, stocks beat all other traditional asset classes. A $10 investment in the S&P 500 grew to $8,001, significantly more than any other investment.

The chart shown is for illustrative purposes only and does not represent the Fund's performance and should not be considered an indication or guarantee of future results. Year-to-year fluctuations of the S&P 500 have been significant, and total return for some periods has been negative. The S&P 500 includes companies with larger market capitalizations than those in which the Fund invests. Unlike investors in bonds and Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on Treasury bonds with 20-year maturities.

                                     TAXES

In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months-- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes; (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources; and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)-which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax-even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

The use of hedging strategies, such as writing ("selling") and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by futures regulations), and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               OTHER INFORMATION

Effective August 25, 1995, the name of the Fund was changed from "Mitchell Hutchins/Kidder, Peabody Global Equity Fund" to its current name. Prior to September 10, 1995, the Fund's Class B shares were known as "Class E" shares and its Class C shares were known as "Class B" shares.

PaineWebber Global Equity Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust or the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

CLASS-SPECIFIC EXPENSES. The Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the transfer agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

COUNSEL. The law firm of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, N.Y. 10022, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus.

AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

The Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") CORPORATE BOND
RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C1. The rating C1 is reserved for income bonds on which no interest is being paid; D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS

                                                            PAGE NO.
                                                            --------
INVESTMENT POLICIES AND RESTRICTIONS.......................      1

HEDGING STRATEGIES.........................................      7

TRUSTEES AND OFFICERS; PRINCIPAL SHAREHOLDERS..............     14

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS..........     18

PORTFOLIO TRANSACTIONS.....................................     23

REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
INFORMATION AND OTHER SERVICES.............................     25

CONVERSION OF CLASS B SHARES...............................     28

VALUATION OF SHARES........................................     29

PERFORMANCE INFORMATION....................................     30

TAXES......................................................     32

OTHER INFORMATION..........................................     34

FINANCIAL STATEMENTS.......................................     35

APPENDIX...................................................     36

(C) 1995 Paine Webber Incorporated

                         PAINEWEBBER GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                      Statement of Additional Information


                                                               November   , 1995

                           PART C. OTHER INFORMATION
                           -------------------------

  Item 24.  Financial Statements and Exhibits
            ---------------------------------

  (a)  Financial Statements (to be filed)

       PaineWebber Global Equity Fund
       -------------------------------

       Included in Part A of the Registration Statement:

            Financial Highlights for one Class A share of the Fund for each of the three years in the period ended August 31, 1995 and for the period November 14, 1991 (commencement of offering) to August 31, 1992.

            Financial Highlights for one Class B share of the Fund for the period August 25, 1995 (commencement of offering) to August 31, 1991.

            Financial Highlights for one Class C share of the Fund for each of the two years in the period ended August 31, 1995 and for the period May 10, 1993 (commencement of offering) to August 31, 1993.

       Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to Shareholders, previously filed with
       the Securities and Exchange Commission through EDGAR on         , 1995,
       Accession No.              :

            Portfolio of Investments at August 31, 1995

            Statement of Assets and Liabilities at August 31, 1995

            Statement of Operations for the year ended August 31, 1995

            Statement of Changes in Net Assets for the two years in the period ended August 31, 1995

            Notes to Financial Statements

            Financial Highlights for one Class A share of the Fund for each of the three years in the period ended August 31, 1995 and for the period November 14, 1991 (commencement of offering) to August 31, 1992

            Financial Highlights for one Class B share of the Fund for the period August 25, 1995 (commencement of offering) through August 31, 1995

            Financial Highlights for one Class C share of the Fund for each of the two years in the period ended August 31, 1995 and for the period May 10, 1993 (commencement of offering) through August 31, 1993

            Report of Ernst & Young LLP, Independent Auditors, dated October ___, 1995

  (b)  Exhibits:

       Exhibit No.             Description of Exhibit
       -----------             ----------------------
            1(a)       Declaration of Trust*
            1(b)       Amendment effective September 3, 1991 to Declaration of
                       Trust*
            1(c)       Amendment effective December 11, 1991 to Declaration of
                       Trust*
            1(d)       Amendment effective February 13, 1995 to Declaration of
                       Trust*
            2(a)       By-Laws of the Trust*
            2(b)       Amendment effective August 28, 1991 to By-laws*
            3          Inapplicable
            4          Instruments defining the rights of holders of the
                       Registrant's shares of beneficial interest*
            5(a)       Investment Advisory and Administration Contract*
            5(b)       Investment Sub-advisory Contract*
            6(a)       Distribution Contract Class A Shares*
            6(b)       Distribution Contract Class B Shares*
            6(c)       Distribution Contract Class C Shares*
            6(d)       Exclusive Dealer Agreement with respect to Class A Shares
            6(e)       Exclusive Dealer Agreement with respect to Class B Shares
            7          Inapplicable
            8          Form of Custody Contract with State Street Bank and Trust
                       Company*
            9          Transfer Agency and Service Agreement*
            10         Opinion of Willkie, Farr & Gallagher, including consent**
            11         Consent of Ernst & Young LLP**
            12         Inapplicable
            13         Form of Purchase Agreement*
            14         Inapplicable
            15(a)      Amended and Restated Shareholder Servicing and
                       Distribution Plan*
            15(b)      Shareholder Servicing Agreement*
            15(c)      Distribution Related Services Agreement*
            16         Schedule for computation of performance quotations
                       provided in the

                       Registration Statement in response
                       to Item 22*
            17(a)      Financial Data Schedule (Class A Shares)**
            17(b)      Financial Data Schedule (Class B Shares)**
            17(c)      Financial Data Schedule (Class C Shares)**
            18         Plan pursuant to Rule 18f-3
            27         Financial Data Schedule**

  _______________________________

            * Previously filed.
            ** To be provided by Amendment.



  Item 25.  Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------

       See "Trustees and Officers; Principal Shareholders" in the Statement of Additional Information.


  Item 26.  Number of Holders of Securities
            -------------------------------


                                               Number of Record
                                              Shareholders as of
  Title of Class                               October 31, 1995
  --------------                              ------------------

  Shares of Beneficial Interest,
  par value $0.001 per share
  ------------------------------

  Mitchell Hutchins/Kidder, Peabody Global
  Equity Fund
     Class A shares                                 33,267
     Class B shares                                 17,374
     Class C shares                                  8,011
     Class Y shares                                    702


  Item 27.  Indemnification
            ---------------

       Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

       Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

       Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

            Section 9 of the Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 13 of the Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

            Section 9 of the Sub-Investment Advisory Agreement between Mitchell Hutchins and GE Investment Management Incorporated ("GE Investment Management") provides that GE Investment Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of GE Investment Management in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement. Section 9 of the Agreement also provides that the Trustees shall not be liable for any obligations of the Trust under the Agreement and that Mitchell Hutchins and GE Investment Management shall look only to the assets and property of the Trust in settlement of such right or claim and not to the assets and property of the Trustees.

            Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and

  Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

            Section 10 of each Distribution Contract contains provisions similar to Section 13 of the Investment Advisory and Administration Contract.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


  Item 28.  Business and Other Connections of Investment Adviser
            ----------------------------------------------------

       (a)  Mitchell Hutchins Asset Management Inc.
            ----------------------------------------

       Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed on February 22, 1995 with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

       (b) GE Investment Management Incorporated
           -------------------------------------

       GE Investment Management is a wholly owned subsidiary of General Electric Company and serves as the investment sub-adviser to the Fund. Information as to the officers and directors of GE Investment Management is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-31947) and is incorporated herein by reference.

  Item 29.  Principal Underwriters
            ----------------------

       (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

       ALL-AMERICAN TERM TRUST INC.
       MITCHELL HUTCHINS/KIDDER, PEABODY EQUITY INCOME FUND, INC.
       MITCHELL HUTCHINS/KIDDER, PEABODY GOVERNMENT INCOME FUND, INC. MITCHELL HUTCHINS/INSTITUTIONAL SERIES TRUST
       MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
       MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
       MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST III
       PAINEWEBBER AMERICA FUND
       PAINEWEBBER INVESTMENT SERIES
       PAINEWEBBER MANAGED ASSETS TRUST
       PAINEWEBBER MANAGED INVESTMENTS TRUST
       PAINEWEBBER MASTER SERIES, INC.
       PAINEWEBBER MUNICIPAL SERIES
       PAINEWEBBER MUTUAL FUND TRUST
       PAINEWEBBER OLYMPUS FUND
       PAINEWEBBER PREMIER HIGH INCOME TRUST INC.
       PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
       PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
       PAINEWEBBER REGIONAL FINANCIAL GROWTH FUND INC.
       PAINEWEBBER SECURITIES TRUST
       PAINEWEBBER SERIES TRUST
       STRATEGIC GLOBAL INCOME FUND, INC.
       TRIPLE A AND GOVERNMENT SERIES - 1997, INC.
       2002 TARGET TERM TRUST INC.
       GLOBAL HIGH INCOME DOLLAR FUND INC.
       GLOBAL SMALL CAP FUND INC.

       (b) Mitchell Hutchins is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV filed February 22, 1995 with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed March 31, 1995 with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant:

                                                  POSITIONS AND
                                POSITIONS AND     OFFICES WITH
     NAME AND PRINCIPAL           OFFICES        UNDERWRITER OR
      BUSINESS ADDRESS         WITH REGISTRANT  EXCLUSIVE DEALER
     ------------------        ---------------  ----------------
Frank P.L. Minard............  Trustee and      Director and
1285 Avenue of the Americas    President        Chairman of
New York, NY  10019                             Mitchell Hutchins


Margo N. Alexander...........  President        President and
1285 Avenue of the Americas                     Chief Executive
New York, NY  10019                             Officer of
                                                Mitchell Hutchins


Teresa M. Boyle..............  Vice President   Vice President
1285 Avenue of the Americas                     and Manager-
New York, NY  10019                             Advisory
                                                Administration of
                                                Mitchell Hutchins


Ann E. Moran.................  Vice President   Vice President of
1285 Avenue of the Americas    and Assistant    Mitchell Hutchins
New York, NY  10019            Treasurer


Dianne E. O'Donnell..........  Vice President   Senior Vice
1285 Avenue of the Americas    and Secretary    President and
New York, NY  10019                             Deputy General
                                                Counsel of
                                                Mitchell Hutchins


Victoria E. Schonfeld........  Vice President   Managing Director
1285 Avenue of the Americas                     and General
New York, NY  10019                             Counsel of
                                                Mitchell Hutchins


Paul H. Schubert.............  Vice President   Vice President of
1285 Avenue of the Americas    and Assistant    Mitchell Hutchins
New York, NY  10019            Treasurer


Julian F. Sluyters...........  Vice President   Senior Vice
1285 Avenue of the Americas    and Treasurer    President and
New York, NY  10019                             Director of the
                                                Mutual Fund
                                                Finance Division
                                                of Mitchell
                                                Hutchins


Gregory K. Todd..............  Vice President   First Vice
1285 Avenue of the Americas    and Assistant    President and
New York, NY  10019            Secretary        Associate General
                                                Counsel of
                                                Mitchell Hutchins

                                                  POSITIONS AND
                                POSITIONS AND     OFFICES WITH
     NAME AND PRINCIPAL           OFFICES        UNDERWRITER OR
      BUSINESS ADDRESS         WITH REGISTRANT  EXCLUSIVE DEALER
     ------------------        ---------------  ----------------
Scott Griff..................  Vice President   Vice President
1285 Avenue of the Americas    and Assistant    and Attorney of
New York, NY  10019            Secretary        Mitchell Hutchins

  (c)  None.



  Item 30.  Location of Accounts and Records
            --------------------------------

       The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

  Item 31.  Management Services
            -------------------

       Not applicable.


  Item 32.  Undertakings
            ------------

       (a) Registrant undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

       (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, and State of New York, on the 2nd day of November, 1995.

                         MITCHELL HUTCHINS/KIDDER, PEABODY
                          INVESTMENT TRUST


                         By:     /s/ Dianne E. O'Donnell
                             ----------------------------------
                                     DIANNE E. O'DONNELL,
                                 VICE PRESIDENT AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                           TITLE                   DATE
--------------------------------------  --------------------------  ----------------
     /s/ Frank P.L. Minard/*/           Trustee and President       November 2, 1995
--------------------------------------  (Chief Executive Officer)
         Frank P.L. Minard


     /s/ Julian F. Sluyters             Vice President and          November 2, 1995
--------------------------------------  Treasurer (Chief
         Julian F. Sluyters             Financial and Accounting
                                        Officer)

      /s/ David J. Beaubien/**/         Trustee                     November 2, 1995
--------------------------------------
          David J. Beaubien


      /s/ William W. Hewitt, Jr./**/    Trustee                     November 2, 1995
--------------------------------------
          William W. Hewitt, Jr.


     /s/ Thomas R. Jordan/**/           Trustee                     November 2, 1995
--------------------------------------
         Thomas R. Jordan


     /s/ Carl W. Schafer/**/            Trustee                     November 2, 1995
--------------------------------------
         Carl W. Schafer

______________

     * Signature affixed by Dianne O'Donnell pursuant to power of attorney dated May 18, 1995 and previously filed.

     ** Signature affixed by Dianne O'Donnell pursuant to power of attorney dated March 8, 1995 and previously filed.